http://www.ZurichKemper.com                                                                                EXHIBIT 5
KEMPER INVESTORS LIFE INSURANCE COMPANY                                                             [ZURICH KEMPER LIFE LOGO]
1 Kemper Drive, Long Grove, Illinois 60049-0001
APPLICATION FOR FIXED AND VARIABLE ANNUITY                                             Name of Plan:Kemper

1. ANNUITANT INFORMATION

Name of Annuitant___________________________________                    Name of Contingent Annuitant (if any)___________________
Address_____________________________________________                    Address_________________________________________________
City_______________________ State_________Zip_______                    City_______________________ State_________Zip___________
E-mail address______________________________________                    E-mail address__________________________________________
Daytime Phone ( _______ )___________________________                    Daytime Phone ( _______ )_______________________________
/ / Male  / /  Female    SS#________________________                    / / Male  / /  Female    SS#____________________________
Date of Birth_______________________________________                    Date of Birth___________________________________________






2. Owner Information Please complete this section only if Owner(s) is other than proposed Annuitant(s)


Name of Owner_______________________________________                    Name of Joint Owner (if any)____________________________
Address_____________________________________________                    Address_________________________________________________
City_______________________ State_________Zip_______                    City_______________________ State_________Zip___________
Daytime Phone ( _______ )___________________________                    Daytime Phone ( _______ )_______________________________
/ / Male  / /  Female    SS#________________________                    / / Male  / /  Female    SS#____________________________
Date of Birth_______________________________________                    Date of Birth___________________________________________

3. If you select joint ownership, do you also choose to have the surviving joint owner as the primary beneficiary upon the death
of a joint owner? (If yes, please complete contingent beneficiary section only.)   / / Yes    / / No

4. Beneficiary Information Please show % each is to receive (to list more beneficiaries, use Section 11).

                             Full Name               %                    Relationship to Annuitant
Primary__________________________________________________________________________________________________________________________
Contingent_______________________________________________________________________________________________________________________

5. INITIAL PURCHASE PAYMENT $___________________                        Planned Subsequent Payments $____________________________
Planned subsequent payments will be allocated as shown below unless directed otherwise in Section 11.
Total Asset Allocation must equal 100%:
INVESTMENT OPTIONS:
KEMPER INVESTORS LIFE INSURANCE COMPANY
________% Fixed Account         ________%                     ________%
                                ________%                     ________%
________%                                                     ________%
________%                                                     ________%
________%                       ________%                     ________%
________%                       ________%
________%                       ________%
________%                       ________%                     ________% __________________
________%                       ________%                     ________% __________________


6. TYPE OF PLAN     Check  / / appropriate box(es):
     / /  NON-QUALIFIED             / /  TERMINAL FUNDING          / /NON-QUALIFIED DEFERRED COMPENSATION
QUALIFIED PLANS:(If group plan, please use application number L-1005)

     / / 403(b) TSA                                                                       / / SEP-IRA
         I have read the Tax Sheltered Annuity section of the prospectus and am           / / 457 Deferred Compensation
         aware of the rules regarding withdrawals.                                        / / 401(k)  / /401(a) Indicate type of
         / / Public Schools  / / 501(c)(3)Non-Profit Organization                             401(a) plan_________________________
     / / 408(b) IRA The Annuitant has received, read and understands the                       For 401(a) and 401(k) plans, was the
         IRA Disclosure Statement. Is this a spousal plan?   / / Yes    / /No                  Kemper "Redbook" prototype used?
     For spousal plans, please complete a separate application.                           / /  Yes  / / No
     Tax Year of IRA Initial Contribution ____________________________________            / /  Direct Transfer/Rollover from:
     (Not applicable to direct transfers/rollovers)                                       / /  403(b)     / / 401(a)   / / 401(k)
                                                                                          / /  IRA        / / SEP-IRA  / / 457

7. Suitability (must be completed)
Occupation____________________________                           Total Family Income $_____________________
Employer______________________________                           Estimated Net Worth $_____________________
Address_______________________________                           Number of Dependents______________________
City_____________State____Zip_________

FINANCIAL OBJECTIVES (Please check / / one):
/ / Long Term Growth                                             / /  Preservation of Capital
/ / Maximum Capital Appreciation                                 / /  Other
Is the contract owner associated with an NASD member? / / Yes  / /  No   If yes, complete information below:
Broker/Dealer Name___________________________________________________________________________________________
Address______________________________________________________________________________________________________
City__________________________________________ State_____________________ Zip________________________________

/ /  SUITABILITY INFORMATION HAS BEEN OBTAINED AND FILED WITH THE BROKER/DEALER.

8. TELEPHONE TRANSFER PRIVILEGE  / / Check here to authorize the telephone transfer among the general account and subaccounts,  subject to the conditions stated in Section 15 of this application.

9. REPLACEMENT COMPLIANCE Is this annuity intended to replace or change any existing life insurance or annuity? / / Yes / / No

10. ANNUITIZATION Annuitization payments will start at age 90 unless another year is requested here or indicated by type of qualified plan:

11. SPECIAL REQUESTS

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

12. SIGNATURES: RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR THE
KILICO VARIABLE ANNUITY SEPARATE ACCOUNT AND FOR THE UNDERLYING FUNDS FOR THE
INVESTMENT OPTIONS SELECTED. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN
BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT
GUARANTEED AS TO DOLLAR AMOUNT.

If you want a Statement of Additional Information, please check here.  / /

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

Application made at (City)________________________________  (State)_____________________________ Date_________

Signature of Annuitant_____________________________________ Signature of Owner________________________________
(Owner unless otherwise indicated)                          (If other than Annuitant)

Signature of Joint Annuitant_______________________________ Signature of Joint Owner__________________________


13. AGENT'S REPORT Is the annuity intended to replace or change any existing life insurance or annuity? / / No / / Yes
If yes, please indicate annuity or life insurance below, enter the cost basis, the original effective date and submit any required replacement forms.

/ /  Life Insurance   / /  Annuity   Cost Basis___________  Original Effective Date___________________________

Signature of Agent_____________________________________     Daytime Phone_____________________________________

Agent Name_____________________________________________     Agent Number______________________________________

Name and Address of Firm______________________________________________________________________________________

City_______________________________________ State___________________________Zip_______________________________



                                                                          Page 2